Exhibit 10.2

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 24, 2012 (“Effective Date”), between OncoSec Medical Incorporated, a Nevada corporation (the “Purchaser”), and Inovio Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, with the principal place of business at 1787 Sentry Parkway West, Bldg 18, Suite 400, Blue Bell, Pennsylvania 19422.

RECITALS

WHEREAS, the Purchaser and Company entered into an Asset Purchase Agreement on March 14, 2011, as amended on September 28, 2011, (“APA Agreement”), transferring assets and properties related to SECTA Technology and related assets;

WHEREAS, the Company and Purchaser desire to amend certain payment terms of the APA Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.             Capitalized terms in this Amendment shall have the same meaning as set forth in the APA Agreement, unless defined otherwise in this Amendment.  All of the other terms and conditions of the APA Agreement shall continue in full force and effect. This Amendment, together with the APA Agreement, constitutes the entire agreement between the parties hereto regarding the subject matter hereof and supersedes any prior and/or contemporaneous agreement(s), understanding(s) and/or negotiations(s).

2.             Amendment.   Article 2.1 (a) (i) of the APA Agreement shall be amended and restated in its entirety to read as follows:

Cash in an amount equal to $3,000,000 according to the following schedule:

Amount	Time Period

$250,000	Closing Date (Closing Date payment referred to as “Closing Payment”)

$100,000	by September 30, 2011

$150,000	by March 31, 2012

$500,000	eighteen (18) months from the Closing Date

$1,000,000	second anniversary of the Closing Date

$1,000,000	by December 31, 2013

3.             Issuance of Warrant.  In consideration for the amendment of Article 2.1(a)(i) of the APA Agreement as provided in Section 2 of this Amendment, Purchaser shall issue to the Company a warrant to purchase 3,000,000 shares of Purchaser’s common stock dated of even date herewith, with such terms and in substantially the form attached hereto as Exhibit A.

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Asset Purchase Agreement to be executed on its behalf as of the date first above written.

INOVIO PHARMACEUTICALS, INC.

/s/ Joseph Kim

Name: J. Joseph Kim

Title: President and CEO

Date:	March 24, 2012

ONCOSEC MEDICAL INCORPORATED

/s/ Punit Dhillon

Name: Punit S. Dhillon

Title: President and CEO

Date:	March 24, 2012

EXHIBIT A

FORM OF WARRANT